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                                                                    Exhibit 99.j




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Board of Directors
Kirr, Marbach Partners Funds, Inc.:


We consent to the use of our report incorporated herein by reference and the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                     /s/ KPMG LLP

January 26, 2005